UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               September 21, 2006

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 21, 2006, the Compensation Committee of the Board of Directors of Liquidity Services, Inc. (“LSI”) established the base salary levels for LSI’s executive officers for the fiscal year ending September 30, 2007.  The base salary levels for the Chairman and Chief Executive Officer and the other four most highly compensated executive officers of LSI are set forth below.

Name and Principal Position	Annual Base Salary for Fiscal Year 2007
William P. Angrick, III Chairman and Chief Executive Officer	$275,000
Jaime Mateus-Tique President, Chief Operating Officer	$245,000
Benjamin Brown Chairman, LSI’s Technology Advisory Committee, and Chief Technology Officer, Government Liquidation.com, LLC	$215,000
James M. Rallo Chief Financial Officer and Treasurer	$240,000
Thomas B. Burton President and Chief Operating Officer, Government Liquidation.com, LLC	$240,000

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: September 29, 2006	By:	/s/ James E. Williams
Name: James E. Williams Title:Vice President, General Counsel and Secretary